MUNIVEST
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              August 31, 2000

                               MUNIVEST FUND, INC.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

                                            MuniVest Fund, Inc., August 31, 2000

DEAR SHAREHOLDER

For the year ended August 31, 2000, the Common Stock of MuniVest Fund, Inc. earned $0.546 per share in income dividends, which included earned and unpaid dividends of $0.044. This represents a net annualized yield of 6.02%, based on a month-end per share net asset value of $9.07. Over the same period, the total investment return on the Fund's Common Stock was +6.21%, based on a change in per share net asset value from $9.15 to $9.07, and assuming reinvestment of $0.550 per share income dividends.

For the six months ended August 31, 2000, the total investment return on the Fund's Common Stock was +9.37%, based on a change in per share net asset value from $8.58 to $9.07, and assuming reinvestment of $0.266 per share income dividends.

For the six months ended August 31, 2000, the Fund's Preferred Stock had an average yield as follows: Series A, 4.42%; Series B, 3.93%; Series C, 4.25%; Series D, 4.46%; and Series E, 4.21%.

The Municipal Market Environment

During the six months ended August 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates and the lowest unemployment rates since 1970, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors soon began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined nearly 50 basis points (0.50%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term US Treasury bond market. By mid-June, long-term US Treasury bond yields rose to more than 6.00%.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4%-4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and Treasury buybacks as with investor expectations of slower economic growth.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers also have initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term US Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term municipal revenue bond yields have declined more than 50 basis points to 5.72%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

August 2000 was one of the few months in recent years in which the tax-exempt bond market outperformed its taxable counterpart. This has largely been a reflection of the continuing reduction in new municipal bond issuance and a moderate increase in investor demand. During the last six months, approximately $100 billion in long-term tax-exempt bonds was issued, a decline of almost 15% compared to the same period in 1999. During the last three months, more than $50 billion in new long-term municipal bonds was underwritten, a decline of nearly 10% compared to the same three-month period in 1999.

Recently, investor demand has been stronger, particularly among individual retail investors. Investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early redemptions during June and July. Traditional institutional investors, such as mutual funds, have not played a major role during recent months as fund flows, although slowing, remained negative. However, non-traditional buyers, hedge funds and arbitrageurs have noticeably increased their activity as may be expected when tax-exempt bond yield ratios exceed 100% of their taxable counterparts, as they have in recent weeks. Property/casualty insurers, who were unprofitable for a number of years, have also started to return to the tax-exempt bond market.

However, tax-exempt bond yields have generally declined throughout most of this year. Much of the resulting price appreciation has been triggered by the significant improvement in the long-term US Treasury market. While the technical position of the municipal bond market has been very positive this year, it was also positive for most of 1999 when tax-exempt bond yields rose dramatically. From that perspective, it may be too early to become overly positive about the extent to which the municipal bond market can continue to improve. The US Treasury bond market has demonstrated on a number of occasions this year that its positive technical backdrop can quickly be subordinated by resurgent domestic economic growth.

Portfolio Strategy

During the six months ended August 31, 2000, the reduction in overall bond issuance and declining bond yields limited portfolio activity. We attempted to maintain the neutral market position we adopted late last year by adding some interest rate-sensitive issues to the Fund. As tax-exempt bond yields declined in recent months, the market value of many of the Fund's holdings appreciated to such an extent that additional market gains were limited. Some of these issues were sold to both capture recent gains to the Fund's net asset value and prevent the Fund from developing an overtly defensive structure. The purchase of these more aggressively structured securities


                                      2 & 3

                                            MuniVest Fund, Inc., August 31, 2000

returned the Fund to a more neutral market position.

The Fund remained fully invested throughout the six-month period ended August 31, 2000. A strategy of significant cash reserves remains undesirable as it reduces shareholder income and, given recent and expected future declines in tax-exempt bond issuance, becomes problematic to quickly reinvest. We do not expect any additional actions by the Federal Reserve Board until after the Presidential election in November, at the earliest. Furthermore, recent signs of a moderating US economy suggest that a significant and protracted increase in fixed-income bond yields is unlikely before year-end. In such an environment, we expect to remain fully invested and use any periods of volatility as opportunities to seek to enhance the Fund's dividend yield.

The 125 basis point increase in short-term interest rates engineered by the Federal Reserve Board during the past year resulted in an increase in the Fund's borrowing cost in the 4%-4.125% range. However, despite this increase, the tax-exempt yield curve remained steeply positive, generating a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and
Portfolio Manager

September 29, 2000

PROXY RESULTS

During the six-month period ended August 31, 2000, MuniVest Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on June 27, 2000. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted       Shares Voted
                                                                                        For               Against
---------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:        Terry K. Glenn                     58,077,931           797,578
                                                  Cynthia A. Montgomery              58,049,830           825,679
                                                  Charles C. Reilly                  58,028,622           846,687
                                                  Kevin A. Ryan                      58,073,494           802,015
                                                  Roscoe S. Suddarth                 58,043,870           831,639
                                                  Arthur Zeikel                      58,010,152           865,357
                                                  Edward D. Zinbarg                  58,032,728           842,781
---------------------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted     Shares Voted     Shares Voted
                                                                                  For            Against         Abstain
---------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                          58,211,619         185,716          478,173
---------------------------------------------------------------------------------------------------------------------------

During the six-month period ended August 31, 2000, MuniVest Fund, Inc.'s Preferred Stock (Series A, B, C, D and E) shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on June 27, 2000. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
---------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors: Ronald W. Forbes and             Series A            1,971                28
   Richard R. West as follows:                                     Series B            1,971                26
                                                                   Series C            1,912                57
                                                                   Series D            1,853               141
                                                                   Series E            2,754                22
---------------------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted     Shares Voted     Shares Voted
                                                                                  For            Against         Abstain
---------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's  Series A       1,990             4               5
   independent auditors for the current fiscal year as follows:    Series B       1,971             0              26
                                                                   Series C       1,954            16               0
                                                                   Series D       1,849            52              93
                                                                   Series E       2,754            21               0
---------------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                            MuniVest Fund, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's    Face
STATE                  Ratings  Ratings   Amount     Issue                                                                   Value
====================================================================================================================================
Alabama--3.2%            BBB+    Baa1    $ 8,750     Courtland, Alabama, IDB, IDR, Refunding (Champion International
                                                     Corporation), Series A, 7.20% due 12/01/2013                           $  9,147
                                                     Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                                     (Champion International Corporation Project), AMT:
                         BBB+    Baa1      5,000       7% due 6/01/2022                                                        5,106
                         BBB+    Baa1      7,250       Series A, 6.50% due 9/01/2025                                           7,282
                         AAA     Aaa       5,000     Jefferson County, Alabama, Sewer Revenue Bonds, Capital Improvement
                                                     Warrants, Series A, 5.375% due 2/01/2036 (f)                              4,746
                         A1      VMIG1@      400     West Jefferson, Alabama, IDB, PCR, Refunding (Alabama Power Company
                                                     Project), VRDN, 4.25% due 6/01/2028 (g)                                     400
====================================================================================================================================
Alaska--2.3%                                         Anchorage, Alaska, Lease Revenue Bonds (Correctional Facility) (i):
                         AAA     Aaa       3,575       6% due 2/01/2014                                                        3,805
                         AAA     Aaa       3,830       6% due 2/01/2016                                                        4,032
                                                     North Slope Boro, Alaska, GO, Series B (c):
                         AAA     Aaa       6,000       5.10%** due 1/01/2002                                                   5,646
                         AAA     Aaa       6,000       5.20%** due 1/01/2003                                                   5,385
====================================================================================================================================
Arizona--0.2%            A1+     P1        1,300     Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                     Refunding (Arizona Public Service Company), VRDN, Series A,
                                                     4.20% due 5/01/2029 (g)                                                   1,300
====================================================================================================================================
Colorado--4.6%                                       Arapahoe County, Colorado, School District Number 005, GO
                                                     (Cherry Creek):
                         AA      Aa1       5,750       6% due 12/15/2013                                                       6,190
                         AA      Aa1       4,165       6% due 12/15/2014                                                       4,458
                                                     Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                     Senior Series A-2:
                         NR*     Aa2       2,500       6.60% due 5/01/2028                                                     2,627
                         NR*     Aa2       3,000       7.50% due 4/01/2031                                                     3,449
                                                     Denver, Colorado, City and County Airport Revenue Bonds:
                         A       Aaa       1,720       AMT, Series C, 6.75% due 11/15/2002 (a)                                 1,835
                         A       A2        9,850       AMT, Series C, 6.75% due 11/15/2013                                    10,329
                         A       A2        1,485       AMT, Series C, 6.75% due 11/15/2022                                     1,554
                         AAA     A2        7,340       Series A, 7.25% due 11/15/2002 (a)                                      7,912
====================================================================================================================================
District of Columbia--   AAA     Aaa      11,150     District of Columbia, GO, Refunding, Series A, 5.25% due
1.3%                                                 6/01/2027 (c)                                                            10,473
====================================================================================================================================
Florida--0.2%            NR*     VMIG1@    1,300     Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                                                     Company Project), VRDN, 4.25% due 9/01/2025 (g)                           1,300
====================================================================================================================================
Georgia--5.0%            A1      VMIG1@    3,600     Burke County, Georgia, Development Authority, PCR, Refunding
                                                     (Georgia Power Company Plant--Vogtle Project), VRDN, 3rd
                                                     Series, 4.25% due 9/01/2025 (g)                                           3,600
                                                     Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                         A       A3        4,850       Series W, 6.60% due 1/01/2018                                           5,458
                         A       A3        4,765       Series Y, 10% due 1/01/2010                                             6,546
                                                     Georgia State, GO, Series F:
                         AAA     Aaa       6,400       6.50% due 12/01/2006                                                    7,101
                         AAA     Aaa       5,000       6.50% due 12/01/2007                                                    5,606
                         AAA     Aa2         980     Georgia State Housing and Finance Authority, Revenue Refunding Bonds,
                                                     S/F Mortgage, AMT, Sub-Series A-2, 6.55% due 12/01/2027 (k)                 996
                         AAA     Aaa       6,240     Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales Tax
                                                     Revenue Refunding Bonds (Second Indenture), Series A, 6.25%
                                                     due 7/01/2008 (c)                                                         6,893
                         A       A3        4,785     Monroe County, Georgia, Development Authority, PCR, Refunding
                                                     (Oglethorpe Power Corporation--Scherer), Series A, 6.80% due 1/01/2011    5,399
====================================================================================================================================
Hawaii--1.0%             A       A2        8,500     Hawaii State Department of Budget and Finance, Special Purpose Revenue
                                                     Bonds, 6.25% due 7/01/2021                                                8,557
====================================================================================================================================
Idaho--0.5%              NR*     Aaa       3,820     Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                     Series E-2, 6.90% due 1/01/2027                                           3,938
====================================================================================================================================
Illinois--15.2%                                      Chicago, Illinois, GO:
                         AAA     Aaa       4,250       (Lakefront Millennium Parking Facilities), 5.125% due 1/01/2028 (c)     3,941
                         AAA     Aaa       3,005       (Neighborhoods Alive 21 Program), Series A, 6% due 1/01/2016 (f)        3,181
                                                     Chicago, Illinois, GO, Project and Refunding (f):
                         AAA     Aaa       3,000       5.25% due 1/01/2028                                                     2,834
                         AAA     Aaa       7,780       Series A, 5.375% due 1/01/2024                                          7,533
                         AAA     Aaa      19,080       Series A, 5.375% due 1/01/2034                                         18,240
                         AAA     Aaa       7,500     Chicago, Illinois, GO, Series A, 6.75% due 1/01/2035 (f)                  8,394
                         AAA     Aaa       2,500     Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien,
                                                     5.25% due 1/01/2028 (h)                                                   2,355
                         AAA     Aaa       5,000     Cook County, Illinois, Community High School District Number 219,
                                                     Niles Township, GO, 6% due 12/01/2017 (f)                                 5,286
                         NR*     NR*       2,500     Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                                     (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (a)             2,979
                                                     Illinois HDA Revenue Refunding Bonds:
                         A+      A1        7,000       (M/F Housing), Series A, 7.375% due 7/01/2017                           7,351
                         A+      A1          660       (M/F Program), Series 5, 6.75% due 9/01/2023                              694
                                                     Illinois Health Facilities Authority Revenue Bonds:
                         NR*     Baa1      2,650       (Holy Cross Hospital Project), 6.70% due 3/01/2014                      2,422
                         NR*     Baa1      2,205       (Ravenswood Hospital Medical Center), 6.85% due 6/01/2002 (a)           2,329
                         NR*     Baa1      7,375       (Ravenswood Hospital Medical Center), 6.90% due 6/01/2002 (a)           7,794
                         AA      A1        6,700     Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                     (Advocate Health Care), Series A, 5.875% due 8/15/2022                    6,503
                         AAA     Aa2       4,000     Illinois State Sales Tax Revenue Bonds, 6.25% due 6/15/2015               4,325
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

ACES(SM)  Adjustable Convertible Extendable Securities
AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                     6 & 7

                                            MuniVest Fund, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's    Face
STATE                  Ratings  Ratings   Amount     Issue                                                                   Value
====================================================================================================================================
Illinois                 AAA     Aaa     $ 5,500     Illinois State Sales Tax Revenue Refunding Bonds, Series Q,
(concluded)                                          6% due 6/15/2012 (c)                                                    $ 6,000
                         NR*     Aaa       2,500     Kane Cook and Du Page Counties, Illinois, School District 46,
                                                     Elgin, GO, 6.375% due 1/01/2019 (i)                                       2,707
                         BBB     NR*       2,500     Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                                     (Sales Tax--Landings Redevelopment), 7% due 12/01/2008                    2,644
                                                     Mc Lean and Woodford Counties, Illinois, Community Unit, School
                                                     District Number 005, GO, Refunding (i):
                         NR*     Aaa       5,000       6.25% due 12/01/2014                                                    5,478
                         NR*     Aaa       4,000       6.375% due 12/01/2016                                                   4,380
                         AAA     Aaa       1,500     Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                     State Tax Revenue Refunding Bonds (McCormick Plant Expansion Project),
                                                     5.25% due 12/15/2028 (f)                                                  1,420
                                                     Regional Transportation Authority, Illinois, Revenue Bonds:
                         AAA     Aaa       3,500       Series A, 7.20% due 11/01/2020 (h)                                      4,211
                         AAA     Aaa       2,500       Series C, 7.10% due 6/01/2004 (a)(f)                                    2,770
                         AAA     Aaa       4,000       Series C, 7.75% due 6/01/2020 (f)                                       5,127
                         AAA     Aaa       3,000     Will County, Illinois, Environmental Revenue Bonds (Mobil Oil
                                                     Refining Corporation Project), AMT, 6.40% due 4/01/2026                   3,119
                                                     Will County, Illinois, School District Number 122, GO, Series A (i):
                         NR*     Aaa       1,000       6.50% due 11/01/2013                                                    1,113
                         NR*     Aaa       1,375       6.50% due 11/01/2015                                                    1,515
====================================================================================================================================
Indiana--8.4%            AAA     NR*       5,250     Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                     Series A, 6.75% due 2/01/2017                                             5,742
                         AA      Aa3       6,500     Indiana Health Facility Financing Authority, Hospital Revenue
                                                     Refunding Bonds (Clarian Health Partners Inc.), Series A, 6%
                                                     due 2/15/2021                                                             6,568
                         BBB     Baa1      1,900     Indiana State Development Finance Authority, Environmental Revenue
                                                     Refunding and Improvement Bonds (USX Corporation Project), 6.25%
                                                     due 7/15/2030                                                             1,870
                         NR*     Aaa       4,290     Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                                     6.80% due 1/01/2017 (k)                                                   4,394
                         AA      Aa2       7,195     Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                     Series A, 6.80% due 12/01/2016                                            8,333
                                                     Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                     Refunding Bonds, Series D:
                         AA      NR*      15,335       6.75% due 2/01/2014                                                    17,564
                         AA      NR*      20,350       6.75% due 2/01/2020                                                    21,564
                         A1+     VMIG1@    1,500     Princeton, Indiana, PCR, Refunding (PSI Energy Incorporated Project),
                                                     VRDN, 4.20% due 4/01/2022 (g)                                             1,500
                         AA      Aa2       2,000     Purdue University, Indiana, University Revenue Bonds (Student Fee),
                                                     Series B, 6.70% due 1/01/2005 (a)                                         2,222
====================================================================================================================================
Louisiana--2.2%          BBB+    Baa1      4,000     De Soto Parish, Louisiana, Environmental Improvement Revenue
                                                     Refunding Bonds (International Paper Co. Project), AMT, Series B,
                                                     6.55% due 4/01/2019                                                       4,046
                         NR*     A3        3,000     Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities
                                                     Revenue Refunding Bonds (Trunkline Long Company Project), 7.75% due
                                                     8/15/2022                                                                 3,221
                         AAA     Aaa      10,000     Louisiana Local Government, Environmental Facilities, Community
                                                     Development Authority Revenue Bonds (Capital Projects and Equipment
                                                     Acquisition), Series A, 6.30% due 7/01/2030 (h)                          11,087
====================================================================================================================================
Maine--0.5%              AAA     Aaa       4,115     Maine State Housing Authority, Mortgage Purchase Revenue Refunding
                                                     Bonds, AMT, Series B-2, 6.45% due 11/15/2026 (h)                          4,261
====================================================================================================================================
Maryland--0.9%           NR*     Aa2       7,000     Maryland State Community Development Administration, Department of
                                                     Housing and Community Development Revenue Refunding Bonds
                                                     (S/F Program), AMT, Fifth Series, 6.75% due 4/01/2026                     7,149
====================================================================================================================================
Massachusetts--7.0%      AAA     Aaa       2,035     Boston, Massachusetts, Water and Sewer Commission Revenue Bonds,
                                                     9.25% due 1/01/2011 (e)                                                   2,713
                         AAA     Aa1      11,925     Massachusetts Bay, Massachusetts, Transportation Authority Revenue
                                                     Refunding Bonds (Special Assessment), Series A, 5.25% due 7/01/2030      11,322
                         AA      Aa2       3,010     Massachusetts Bay Transportation Authority, Revenue Refunding Bonds
                                                     (General Transportation System), Series A, 7% due 3/01/2019               3,547
                         AA-     Aa3       2,775     Massachusetts State Port Authority Revenue Bonds, Series C, 6%
                                                     due 7/01/2014                                                             2,983
                         A+      A1       30,000     Massachusetts State Water Resource Authority Revenue Bonds, Series A,
                                                     6.50% due 7/15/2019                                                      34,027
                                                     Massachusetts State Water Resource Authority, Revenue Refunding Bonds,
                                                     Series A (f):
                         AAA     Aaa       1,000       6% due 8/01/2014                                                        1,079
                         AAA     Aaa       2,480       6% due 8/01/2017                                                        2,637
====================================================================================================================================
Michigan--2.3%           AA+     NR*       4,915     Michigan State, HDA, Revenue Refunding Bonds, AMT, Series D, 6.85%
                                                     due 6/01/2026 (k)                                                         5,016
                                                     Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                         AAA     Aaa       3,000       (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (c)          3,088
                         AA      Aa2       4,340       (Ascension Health Credit), Series A, 6.125% due 11/15/2026              4,390
                         NR*     A1        2,500       (McLaren Health Care Corp.), Series A, 5% due 6/01/2028                 2,043
                         NR*     VMIG1@      100       (Mt. Clemens Hospital), VRDN, 4.20% due 8/15/2015 (g)                     100
                         AAA     Aaa       4,750     Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                                     Bonds (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (c)    4,623
====================================================================================================================================
Minnesota--2.5%          AAA     Aaa       3,500     Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                                     Commission, Airport Revenue Bonds, AMT, Series B, 5.25%
                                                     due 1/01/2022 (f)                                                         3,319
                                                     Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                         AA+     Aa1       2,565       AMT, Series L, 6.70% due 7/01/2020                                      2,662
                         AA+     Aa1       3,975       AMT, Series M, 6.70% due 7/01/2026                                      4,127
                         AA+     Aa1       2,865       Series H, 6.70% due 1/01/2018                                           2,947
                         NR*     Aa1       6,190     Mounds View, Minnesota, Independent School District Number 621,
                                                     GO, Series A, 5.375% due 2/01/2024                                        6,057
                         NR*     Aaa       1,405     Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint
                                                     Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2017 (i)       1,510
====================================================================================================================================
Mississippi--0.2%        NR*     P1        1,400     Jackson County, Mississippi, PCR, Refunding (Chevron U.S.A. Inc.
                                                     Project), VRDN, 4.20% due 6/01/2023 (g)                                   1,400
====================================================================================================================================
Missouri--0.3%           AAA     NR*       2,500     Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                     Bonds (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (b)(d)         2,773
====================================================================================================================================
Nebraska--0.2%           AAA     NR*       1,980     Nebraska Investment Finance Authority, S/F Housing Revenue Bonds,
                                                     AMT, Series C, 6.30% due 9/01/2028 (b)(d)(l)                              2,015
====================================================================================================================================
Nevada--2.4%             AA      Aa2       1,600     Clark County, Nevada, Public Safety, GO, 6% due 3/01/2014                 1,719
                         NR*     Aaa       4,290     Clark County, Nevada, School District, GO, RIB, Series 378,
                                                     7.39% due 6/15/2015 (c)(j)                                                4,851
                         BBB+    Baa1      5,000     Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic
                                                     Healthcare West--Saint Rose Dominican Hospital), 5.375% due 7/01/2026     4,091


                                     8 & 9

                                            MuniVest Fund, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's    Face
STATE                  Ratings  Ratings   Amount     Issue                                                                   Value
====================================================================================================================================
Nevada                   AAA     NR*     $ 3,475     Nevada Housing Division, Multi-Unit Housing Revenue Bonds
(concluded)                                          (Arville Electric Project), AMT, 6.60% due 10/01/2023 (b)               $ 3,583
                                                     Nevada Housing Division Revenue Bonds:
                         AAA     Aa2       1,235       (Multi-Unit Housing), AMT, Issue B, 7.45% due 10/01/2017 (b)            1,320
                         AAA     Aaa       2,420       (S/F Program), AMT, Senior Series E, 7% due 10/01/2019 (k)              2,526
                         NR*     Aa2       1,525       (S/F Program), AMT, Series A, 6.55% due 10/01/2012 (k)                  1,560
                         A1+     P1          700     Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                     Pacific Power Company Project), VRDN, AMT, 4.35% due 12/01/2020 (g)         700
====================================================================================================================================
New Jersey--2.2%         NR*     Aa1       7,555     New Jersey State, GO, RIB, Series 316, 7.64% due 5/01/2013 (j)            8,870
                         AAA     Aaa       2,000     New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                     Revenue Bonds, AMT, Series M, 6.95% due 10/01/2022 (c)                    2,107
                         AAA     Aaa       6,500     New Jersey State Transit Corporation, COP (Federal Transit
                                                     Administration Grants), Series A, 6% due 9/15/2013 (h)                    7,022
====================================================================================================================================
New Mexico--0.1%         A1+     P1          800     Farmington, New Mexico, PCR, Refunding (Arizona Public Service
                                                     Company), VRDN, Series A, 4.25% due 5/01/2024 (g)                           800
====================================================================================================================================
New York--11.3%          A1+     VMIG1@    2,300     Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                     VRDN, Sub-Series 5, 4.15% due 5/01/2033 (g)                               2,300
                         AAA     Aaa       2,100     Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                                     Revenue Bonds, Series A, 6.125% due 4/01/2016 (f)                         2,255
                         AAA     Aaa      11,800     New York City, New York, City Municipal Water Finance Authority, Water
                                                     and Sewer System Revenue Bonds, Series A, 5.50% due 6/15/2032 (f)        11,582
                         NR*     Aa3       6,750     New York City, New York, City Transitional Finance Authority Revenue
                                                     Bonds, RIB, Series 283, 7.96% due 11/15/2015 (j)                          7,900
                                                     New York City, New York, GO:
                         A-      A2          480       Series D, 6% due 2/15/2005 (a)                                            515
                         A-      A2        5,540       Series I, 6.25% due 4/15/2017                                           5,841
                         A       A2        1,255       Series I, 6.25% due 4/15/2027                                           1,309
                                                     New York City, New York, GO, Refunding:
                         AAA     Aaa       8,000       Series A, 6.375% due 5/15/2014 (f)                                      8,886
                         AAA     Aaa       2,800       Series D, 5.75% due 8/01/2009 (f)                                       3,012
                         AAA     Aaa       4,000       Series H, 5.125% due 8/01/2025 (c)                                      3,756
                         AAA     Aaa      10,775     New York State Dormitory Authority Revenue Bonds (City University
                                                     System--Consolidated Second Generation), Series A, 6.125% due
                                                     7/01/2013 (h)                                                            11,861
                                                     New York State Dormitory Authority, Revenue Refunding Bonds:
                         BBB+    Baa1      4,500       (Mount Sinai Health), Series A, 6.75% due 7/01/2020                     4,888
                         AAA     NR*      11,875       RIB, Series 305, 7.46% due 5/15/2015 (c)(j)                            13,607
                         A       A3       11,000       (State University Educational Facilities), 5.125% due 5/15/2021        10,274
                         AAA     Aaa       5,000     New York State Urban Development Corporation, Revenue Refunding
                                                     Bonds (Correctional Capital Facilities), Series A, 6.50%
                                                     due 1/01/2011                                                             5,673
====================================================================================================================================
North Carolina--0.1%     NR*     VMIG1@      550     North Carolina Medical Care Commission, Hospital Revenue Bonds
                                                     (Pooled Financing Project), ACES, Series A, 4.25% due 10/01/2020 (g)        550
====================================================================================================================================
Ohio--0.2%               AAA     Aaa       1,750     Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B, 9.162%
                                                     due 3/31/2031 (d)(j)                                                      1,842
====================================================================================================================================
Oregon--0.3%             NR*     Aaa       2,000     Portland, Oregon, Airport Way, Urban Renewal and Redevelopment Tax
                                                     Allocation Refunding Bonds, Series A, 6% due 6/15/2015 (h)                2,139
====================================================================================================================================
Pennsylvania--0.8%       AAA     Aaa       4,040     Allegheny County, Pennsylvania, Airport Authority, Airport Revenue
                                                     Refunding Bonds (Pittsburgh International Airport), AMT, 6% due
                                                     1/01/2013 (f)                                                             4,272
                         AAA     Aaa       2,440     Pennsylvania State Higher Education Assistance Agency Revenue Bonds,
                                                     Capital Acquisition, 6.125% due 12/15/2018 (c)                            2,586
====================================================================================================================================
Rhode Island--0.8%       AA+     Aa2       6,000     Rhode Island Housing and Mortgage Finance Corporation, Revenue
                                                     Refunding Bonds, INFLOS, AMT, 9.505% due 4/01/2024 (j)                    6,390
====================================================================================================================================
South Carolina--1.1%     AAA     Aaa       5,500     Anderson County, South Carolina, School District Number 002, GO,
                                                     Series B, 5.125% due 3/01/2025 (c)                                        5,217
                         AAA     Aaa       3,750     Clemson University, South Carolina, University Revenue Bonds, 6.25%
                                                     due 5/01/2014 (h)                                                         4,087
====================================================================================================================================
Texas--14.5%             AAA     Aaa       2,400     Coastal Water Authority, Texas, Contract Revenue Refunding Bonds
                                                     (City of Houston Projects), 5% due 12/15/2025 (i)                         2,200
                         AAA     Aaa       3,040     Copperas Cove, Texas, Independent School District, GO, 6.90% due
                                                     8/15/2004 (a)                                                             3,309
                         AAA     Aaa       8,000     Cypress-Fairbanks, Texas, Independent School District, GO
                                                     (Schoolhouse), 5.25% due 2/15/2022                                        7,672
                         AA      Aa2       5,000     Fort Worth, Texas, Certificates of Obligation, GO, 6.25% due 3/01/2021    5,180
                         AA      NR*       3,000     Gregg County, Texas, Health Facilities Development Corporation,
                                                     Hospital Revenue Bonds (Good Shepherd Medical Center Project), 6.875%
                                                     due 10/01/2020                                                            3,278
                         AA-     Aa3      10,250     Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                                     Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and Company
                                                     Project), AMT, 6.40% due 4/01/2026                                       10,687
                         BBB+    Baa1      4,000     Gulf Coast, Texas, IDA (Champion International Corp.), Refunding,
                                                     7.125% due 4/01/2010                                                      4,183
                         AA      Aa1       2,400     Harris County, Texas, GO (Certificates of Obligation), 10% due
                                                     10/01/2002 (e)                                                            2,658
                                                     Harris County, Texas, Health Facilities Development Corporation,
                                                     Hospital Revenue Bonds (a):
                         AAA     Aaa       1,485       (Hermann Hospital Project), 6.375% due 10/01/2004 (c)                   1,603
                         NR*     NR*       3,500       (Memorial Hospital System Project), Series A, 6.60% due 6/01/2004       3,804
                         A1+     NR*       7,200     Harris County, Texas, Health Facilities Development Corporation,
                                                     Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 4.30%
                                                     due 12/01/2025 (g)                                                        7,200
                                                     Harris County, Texas, Health Facilities Development Corporation,
                                                     Revenue Refunding Bonds:
                         NR*     Aa3      10,385       RITR, Series 6, 7.095% due 12/01/2027 (e)(j)                           10,871
                         AAA     Aa3       5,500       (School Health Care System), Series B, 6.25% due 7/01/2027 (e)          5,988
                         AAA     Aaa       2,315     Houston, Texas, Water and Sewer System Revenue Bonds, Junior
                                                     Lien, Series C, 5.375% due 12/01/2027 (f)                                 2,227
                                                     Houston, Texas, Water and Sewer System Revenue Refunding Bonds,
                                                     Junior Lien (f):
                         AAA     Aaa       3,000       Series A, 5.375% due 12/01/2027                                         2,886
                         AAA     Aaa      15,500       Series B, 5.25% due 12/01/2023                                         14,818
                         AAA     Aaa       3,125     Jefferson County, Texas, GO, 6.25% due 8/01/2016 (i)                      3,369
                         AAA     Aaa       5,000     Lower Neches Valley Authority, Texas, Industrial Development
                                                     Corporation, Sewer Facilities Revenue Bonds (Mobil Oil Refining Corp.
                                                     Project), AMT, 6.40% due 3/01/2030                                        5,178
                         AAA     Aaa       2,030     Mansfield, Texas Independent School District, GO, Refunding, 6.625%
                                                     due 2/15/2015                                                             2,252
                         NR*     Aaa       5,225     Midway, Texas, Independent School District, GO, Refunding, 6.125%
                                                     due 8/15/2014                                                             5,643
                                                     Pearland, Texas, Independent School District, GO:
                         AAA     Aaa       1,510       6% due 2/15/2013                                                        1,610
                         AAA     Aaa       1,600       6% due 2/15/2014                                                        1,699
                         AAA     Aaa       1,500       6% due 2/15/2015                                                        1,585


                                     10 & 11

                                            MuniVest Fund, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P    Moody's    Face
STATE                  Ratings  Ratings   Amount     Issue                                                                   Value
====================================================================================================================================
Texas                    AAA     Aaa     $ 2,500     Texas United Independent School District, GO, 5.125% due 8/15/2026     $  2,332
(concluded)              AAA     Aaa       4,605     Travis County, Texas, Health Facilities Development Corporation,
                                                     Revenue Refunding Bonds (Ascension Health Credit), Series A, 6.25%
                                                     due 11/15/2014 (c)                                                        4,957
                                                     Ysleta, Texas, Independent School District, Public Facility
                                                     Corporation, School Facility Lease Revenue Bonds:
                         AAA     Aaa       2,425       6% due 11/15/2012                                                       2,602
                         AAA     Aaa       1,000       6% due 11/15/2013                                                       1,068
====================================================================================================================================
Washington--5.8%         AA+     Aa1       7,955     King County, Washington, GO, Series B, 6.625% due 12/01/2015              8,900
                         AAA     Aaa       2,230     Vancouver, Washington, Water and Sewer Revenue Bonds, 6% due
                                                     6/01/2014 (f)                                                             2,370
                         AAA     Aaa       8,100     Washington State, GO, Trust Receipts, Class R, Series 6, 5.77%
                                                     due 1/01/2014 (i)                                                         9,059
                         NR*     Aaa       1,535     Washington State Housing Finance Commission Revenue Bonds
                                                     (S/F Program), Series 3N, 5.25% due 12/01/2017 (b)(d)(l)                  1,458
                                                     Washington State Public Power Supply System, Revenue Refunding Bonds
                                                     (Nuclear Project No. 1):
                         AA-     Aa1       3,000       Series A, 7% due 7/01/2008                                              3,414
                         AAA     Aa1       5,000       Series B, 7.25% due 7/01/2009                                           5,660
                         AA-     Aa1      14,320       Series B, 7.125% due 7/01/2016                                         16,937
====================================================================================================================================
Wisconsin--0.2%          AA      Aa2       2,000     Wisconsin Housing and Economic Development Authority, Homeownership
                                                     Revenue Bonds, AMT, Series D, 6.45% due 9/01/2027 (k)                     2,040
====================================================================================================================================
Wyoming--1.4%            BBB-    Baa2      7,475     Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                     (FMC Corp. Project), AMT, Series B, 6.90% due 9/01/2024                   7,566
                         A1+     NR*       1,800     Unita County, Wyoming, PCR, Refunding (Amoco Project), VRDN, 4.20%
                                                     due 7/01/2026 (g)                                                         1,800
                         AA      Aa2       2,500     Wyoming Community Development Authority Revenue Bonds, S/F Mortgage,
                                                     AMT, Series H, 7.10% due 6/01/2012 (k)                                    2,614
====================================================================================================================================
                         Total Investments (Cost--$788,908)--99.2%                                                           824,182

                         Other Assets Less Liabilities--0.8%                                                                   6,923
                                                                                                                            --------
                         Net Assets--100.0%                                                                                 $831,105
                                                                                                                            ========
====================================================================================================================================

      (a)   Prerefunded.
      (b)   FNMA Collateralized.
      (c)   MBIA Insured.
      (d)   GNMA Collateralized.
      (e)   Escrowed to maturity.
      (f)   FGIC Insured.
      (g)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
      (h)   AMBAC Insured.
      (i)   FSA Insured.
      (j)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
      (k)   FHA Insured.
      (l)   FHLMC Collateralized.
       *    Not Rated.
      **    Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
       @    Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

            See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of August 31, 2000
===================================================================================================================================
Assets:       Investments, at value (identified cost--$788,908,232) ..............................                    $ 824,182,217
              Cash ...............................................................................                           80,197
              Receivables:
                Interest .........................................................................    $  11,576,521
                Securities sold ..................................................................        8,791,376      20,367,897
                                                                                                      -------------
              Prepaid expenses and other assets ..................................................                           14,347
                                                                                                                      -------------
              Total assets .......................................................................                      844,644,658
                                                                                                                      -------------
===================================================================================================================================
Liabilities:  Payables:
                Securities purchased .............................................................       12,335,810
                Dividends to shareholders ........................................................          655,830
                Investment adviser ...............................................................          283,282      13,274,922
                                                                                                      -------------
              Accrued expenses and other liabilities .............................................                          264,739
                                                                                                                      -------------
              Total liabilities ..................................................................                       13,539,661
                                                                                                                      -------------
===================================================================================================================================
Net Assets:   Net assets .........................................................................                    $ 831,104,997
                                                                                                                      =============
===================================================================================================================================
Capital:      Preferred Stock, par value $.025 per share; 10,000,000 shares authorized (11,000
              shares of AMPS* issued and outstanding, at $25,000 per share liquidation preference)                    $ 275,000,000
              Common Stock, par value $.10 per share; 150,000,000 shares authorized; 61,346,288
              shares issued and outstanding ......................................................    $   6,134,629
              Paid-in capital in excess of par ...................................................      565,767,485
              Undistributed investment income--net ...............................................        4,683,945
              Accumulated realized capital losses on investments--net ............................      (53,891,610)
              Accumulated distributions in excess of realized capital gains on investments--net ..       (1,863,437)
              Unrealized appreciation on investments--net ........................................       35,273,985
                                                                                                      -------------
              Total--Equivalent to $9.07 net asset value per share of Common Stock
              (market price--$8.25) ..............................................................                      556,104,997
                                                                                                                      -------------
              Total capital ......................................................................                    $ 831,104,997
                                                                                                                      =============
===================================================================================================================================

            * Auction Market Preferred Stock.

              See Notes to Financial Statements.


                                     12 & 13

                                            MuniVest Fund, Inc., August 31, 2000

STATEMENT OF OPERATIONS

                        For the Year Ended August 31, 2000
==========================================================================================================================
Investment              Interest and amortization of premium and discount earned .........                    $ 48,263,981
Income:
==========================================================================================================================
Expenses:               Investment advisory fees .........................................    $  4,059,420
                        Commission fees ..................................................         695,610
                        Transfer agent fees ..............................................         242,846
                        Accounting services ..............................................         137,444
                        Professional fees ................................................          91,159
                        Printing and shareholder reports .................................          55,233
                        Custodian fees ...................................................          54,683
                        Pricing fees .....................................................          28,185
                        Directors' fees and expenses .....................................          22,288
                        Listing fees .....................................................          19,333
                        Other ............................................................          39,402
                                                                                              ------------
                        Total expenses ...................................................                       5,445,603
                                                                                                              ------------
                        Investment income--net ...........................................                      42,818,378
                                                                                                              ------------
==========================================================================================================================
Realized & Unreal-      Realized loss on investments--net ................................                     (40,678,042)
ized Gain (Loss) on     Change in unrealized appreciation/depreciation on investments--net                      37,151,072
Investments--Net:                                                                                             ------------
                        Net Increase in Net Assets Resulting from Operations .............                    $ 39,291,408
                                                                                                              ============
==========================================================================================================================

                        See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Year Ended August 31,
                                                                                                      -----------------------------
                  Increase (Decrease) in Net Assets:                                                        2000            1999
===================================================================================================================================
Operations:       Investment income--net .........................................................    $  42,818,378   $  44,306,733
                  Realized gain (loss) on investments--net .......................................      (40,678,042)      5,143,958
                  Change in unrealized appreciation/depreciation on investments--net .............       37,151,072     (67,514,851)
                                                                                                      -------------   -------------
                  Net increase (decrease) in net assets resulting from operations ................       39,291,408     (18,064,160)
                                                                                                      -------------   -------------
===================================================================================================================================
Dividends &       Investment income--net:
Distributions to    Common Stock .................................................................      (33,723,342)    (35,297,693)
Shareholders:       Preferred Stock ..............................................................      (10,835,800)     (8,932,120)
                  In excess of realized gain on investments--net, to Common Stock shareholders ...               --      (1,863,437)
                                                                                                      -------------   -------------
                  Net decrease in net assets resulting from dividends and distributions to
                  shareholders ...................................................................      (44,559,142)    (46,093,250)
                                                                                                      -------------   -------------
===================================================================================================================================
Capital Stock     Value of shares issued to Common Stock shareholders in reinvestment of dividends
Transactions:     and distributions ..............................................................               --       2,260,151
                                                                                                      -------------   -------------
===================================================================================================================================
Net Assets:       Total decrease in net assets ...................................................       (5,267,734)    (61,897,259)
                  Beginning of year ..............................................................      836,372,731     898,269,990
                                                                                                      -------------   -------------
                  End of year* ...................................................................    $ 831,104,997   $ 836,372,731
                                                                                                      =============   =============
===================================================================================================================================
                 *Undistributed investment income--net ...........................................    $   4,683,945   $   6,537,560
                                                                                                      =============   =============
===================================================================================================================================

                  See Notes to Financial Statements.


                                     14 & 15

                                            MuniVest Fund, Inc., August 31, 2000

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios
                   have been derived from information provided
                   in the financial statements.                                            For the Year Ended August 31,
                                                                              -----------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                      2000       1999        1998       1997       1996
===================================================================================================================================
Per Share          Net asset value, beginning of year ....................    $   9.15   $  10.20    $   9.89   $   9.45   $   9.51
Operating                                                                     --------   --------    --------   --------   --------
Performance:       Investment income--net ................................         .70        .73         .76        .77        .79
                   Realized and unrealized gain (loss) on investments--net        (.05)     (1.02)        .30        .45       (.06)
                                                                              --------   --------    --------   --------   --------
                   Total from investment operations ......................         .65       (.29)       1.06       1.22        .73
                                                                              --------   --------    --------   --------   --------
                   Less dividends and distributions to Common Stock
                   shareholders:
                     Investment income--net ..............................        (.55)      (.58)       (.59)      (.62)      (.63)
                     In excess of realized gain on investments--net ......          --       (.03)         --         --         --
                                                                              --------   --------    --------   --------   --------
                   Total dividends and distributions to Common Stock
                   shareholders ..........................................        (.55)      (.61)       (.59)      (.62)      (.63)
                                                                              --------   --------    --------   --------   --------
                   Effect of Preferred Stock activity:
                     Dividends to Preferred Stock shareholders from
                     investment income--net ..............................        (.18)      (.15)       (.16)      (.16)      (.16)
                                                                              --------   --------    --------   --------   --------
                   Net asset value, end of year ..........................    $   9.07   $   9.15    $  10.20   $   9.89   $   9.45
                                                                              ========   ========    ========   ========   ========
                   Market price per share, end of year ...................    $   8.25   $ 8.6875    $  10.00   $   9.50   $  9.125
                                                                              ========   ========    ========   ========   ========
===================================================================================================================================
Total Investment   Based on market price per share .......................        1.75%     (7.44%)     11.78%     11.25%     14.18%
Return:*                                                                      ========   ========    ========   ========   ========
                   Based on net asset value per share ....................        6.21%     (4.42%)      9.52%     11.84%      6.46%
                                                                              ========   ========    ========   ========   ========
===================================================================================================================================
Ratios Based on    Total expenses** ......................................        1.01%       .93%        .93%       .93%       .94%
Average Net                                                                   ========   ========    ========   ========   ========
Assets Of          Total investment income--net** ........................        7.95%      7.26%       7.55%      7.85%      8.10%
Common Stock:                                                                 ========   ========    ========   ========   ========
                   Amount of dividends to Preferred Stock shareholders ...        2.01%      1.46%       1.60%      1.59%      1.67%
                                                                              ========   ========    ========   ========   ========
                   Investment income--net, to Common Stock shareholders ..        5.94%      5.80%       5.95%      6.27%      6.44%
                                                                              ========   ========    ========   ========   ========
===================================================================================================================================
Ratios Based on    Total expenses ........................................         .67%       .64%        .64%       .64%       .64%
Total Average                                                                 ========   ========    ========   ========   ========
Net Assets:**+     Total investment income--net ..........................        5.26%      5.01%       5.19%      5.40%      5.57%
                                                                              ========   ========    ========   ========   ========
===================================================================================================================================
Ratios Based on    Dividends to Preferred Stock shareholders .............        3.93%      3.25%       3.55%      3.47%      3.59%
Average Net                                                                   ========   ========    ========   ========   ========
Assets Of
Preferred Stock:
===================================================================================================================================
Supplemental       Net assets, net of Preferred Stock, end of year
Data:              (in thousands) ........................................    $556,105   $561,373    $623,270   $604,515   $577,540
                                                                              ========   ========    ========   ========   ========
                   Preferred Stock outstanding, end of year (in thousands)    $275,000   $275,000    $275,000   $275,000   $275,000
                                                                              ========   ========    ========   ========   ========
                   Portfolio turnover ....................................      121.76%    101.35%     102.77%     78.02%     69.87%
                                                                              ========   ========    ========   ========   ========
===================================================================================================================================
Leverage:          Asset coverage per $1,000 .............................    $  3,022   $  3,041    $  3,266   $  3,198   $  3,100
                                                                              ========   ========    ========   ========   ========
===================================================================================================================================
Dividends Per      Series A--Investment income--net ......................    $  1,030   $    839    $    890   $    872   $    895
Share on                                                                      ========   ========    ========   ========   ========
Preferred          Series B--Investment income--net ......................    $    991   $    815    $    902   $    871   $    903
Stock                                                                         ========   ========    ========   ========   ========
Outstanding:       Series C--Investment income--net ......................    $    952   $    820    $    886   $    860   $    900
                                                                              ========   ========    ========   ========   ========
                   Series D--Investment income--net ......................    $    978   $    802    $    880   $    868   $    901
                                                                              ========   ========    ========   ========   ========
                   Series E--Investment income--net ......................    $    977   $    793    $    884   $    868   $    895
                                                                              ========   ========    ========   ========   ========
===================================================================================================================================

       *    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      **    Do not reflect the effect of dividends to Preferred Stock
            shareholders.
       +    Includes Common and Preferred Stock average net assets.

            See Notes to Financial Statements.


                                     16 & 17

                                            MuniVest Fund, Inc., August 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $112,851 have been reclassified between undistributed net investment income and accumulated net realized capital losses and $22 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $977,270,248 and $941,844,105, respectively.

Net realized losses for the year ended August 31, 2000 and net unrealized gains as of August 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                 Losses                 Gains
--------------------------------------------------------------------------------
Long-term investments ...............         $(40,678,042)         $ 35,273,985
                                              ------------          ------------
Total ...............................         $(40,678,042)         $ 35,273,985
                                              ============          ============
--------------------------------------------------------------------------------

As of August 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $35,273,985, of which $37,985,407 related to appreciated securities and $2,711,422 related to depreciated securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $788,908,232.

4. Capital Stock Transactions:

Common Stock

At August 31, 2000, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the year ended August 31, 2000 remained constant and for the year ended August 31, 1999 increased by 223,148 as a result of dividend and distribution reinvestment.

Preferred Stock

The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at August 31, 2000 were as follows: Series A, 4.25%; Series B, 4.32%; Series C, 4.10%; Series D, 4.10%; and Series E, 3.99%.

Shares issued and outstanding during the years ended August 31, 2000 and August 31, 1999 remained constant.


                                    18 & 19

                                            MuniVest Fund, Inc., August 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the year ended August 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $273,974 as commissions.

5. Capital Loss Carryforward:

At August 31, 2000, the Fund had a net capital loss carryforward of approximately $18,052,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On September 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.044400 per share, payable on September 28, 2000 to shareholders of record as of September 18, 2000.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniVest Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund, Inc. as of August 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund, Inc. as of August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 5, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Fund, Inc. during its taxable year ended August 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                    20 & 21

                                            MuniVest Fund, Inc., August 31, 2000

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of August 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .........................................................          50.1%
AA/Aa ...........................................................          25.4
A/A .............................................................          12.5
BBB/Baa .........................................................           7.6
NR (Not Rated) ..................................................           0.8
Other* ..........................................................           2.8
--------------------------------------------------------------------------------
* Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

ASE Symbol
MVF


                                    22 & 23

MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10787--8/00

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